EXHIBIT 99.1

·arKados™·

·arKados™· inc.

Unified ● Ubiquitous ● Unique

ARKADOS, INC

Communications Solutions for the Connected Home

DISCLAIMER STATEMENT

While we believe that all information herein is accurate, there could be either errors or changes not captured since its composition. Except for historical information presented in this slide show, any forward-looking statements involve risks and uncertainties. Forward-looking statements may be identified by the use of forward-looking terminology such as “may,” “can,” “will,” “could,” “should,” “project,” “expect,” “plan,” “predict,” “believe,” “estimate,” “aim,” “anticipate,” “intend,” “continue,” “potential,” “opportunity” or similar terms, variations of those terms or the negative of those terms or other variations of those terms or comparable words or expressions. These forward-looking statements are based on our current expectations, estimates and assumptions and are subject to certain risks and uncertainties that could cause actual results to differ materially from our current expectations, estimates and assumptions and such statements. We caution the reader or viewer that there can be no assurance that actual results or business conditions will not differ materially from those projected or suggested in such forward-looking statements as a result of various factors, including, but not limited to, the risk factors discussed in the filings that CDKNet.com, Inc. makes with the Securities and Exchange Commission, which you are urged to review for more information We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions, or circumstances on which any such statements are based. The information presented does not present all information which a reader might consider material and is not an offer to sell or solicitation of a offer to by any securities of CDKNet.com.  Any offer and any representations relating to such offer will only be contained in final executed documents relating thereto. Unless specifically incorporated into such documents, this presentation is not made a part thereof.

To Discuss…

The Company

The Market

The Momentum

Arkados Products

Market Segments & Customer
Opportunities

The Company

Arkados Overview

Arkados Inc. is a fabless semiconductor company that develops, manufactures and supplies system-on-chip semiconductors that are designed to create easy-to-use digital connectivity between
entertainment and computing devices used by consumers.
Arkados is a wholly owned subsidiary of CDKNet.com, Inc (CDKN.OB)

Arkados is at the nexus of two major market developments

Converged Multimedia

Powerline Communications

Arkados’ turnkey System-on-Chip products and implementations are designed to reduce time-to-market and costs for Arkados’
customers

Arkados’ professionals constitute one of the most experienced teams in the powerline communications industry

leading role in worldwide standardization efforts through the
HomePlug Powerline Alliance and IEEE P1901

Arkados’ Highlights

Arkados Team Achievements

Co-founded and is active in the HomePlug Alliance

First-ever 10Mbps powerline technology in 1999

Delivered the first industry powerline communication testing tool in 2001

The first in the industry SoC that integrates HomePlug 1.0
PHY/MAC and whole-house multimedia functions

Whole-house Audio reference design was introduced in 2005

Strategic Relationships

GDA Technologies, Inc. Semiconductor development and
manufacturing partner

The Market

PRICEWATERHOUSECOOPERS

Jupiterresearch
Business Intelligence for Business Results

ARKADOS, INC

– The Digital Trend –
Entertainment + Connectivity

“By 2010, virtually all entertainment and media will be in a digital format.”
    - Kevin Carton, PricewaterhouseCoopers' Entertainment & Media Practice

RECORDS became CDs which became MP3s

“Digital music sales will surpass online CD sales by the end of 2008.”
    - Music Retailing: Using Digital Music to Strengthen Customer Relationships

arkados

In-Stat
Total Media Networks (units in thousands)
45000
40000
35000
30000
25000
20000
15000
10000
5000
0
2003
2005
2007
2009

ARKADOS, INC

March 2005 InStat Report
Media Networking 2005: The Networked Living
Room Becomes a Reality

51% CAGR

for overall media network
installed base for 2005 - 2009

“There has been a surge in
interest in HomePlug as of late,
as a way to extend the home
network where other solutions do
not provide a satisfactory
answer.”

“HomePlug AV will be a
potentially important technology
for multimedia networking, as the
technology could provide a home
network backbone.”

“the primary contributors to the
standard included Intellon, Sharp,
Conexant, and Arkados.”

The Challenges

Deliver what the user
wants where and when
the user wants it

Retrofitting should not
involve pulling new wires

Every consumer should be able
to connect right out of the box

arkados

THE WALL STREET JOURNAL.

The New York Times

BusinessWeek

TIME

Economist.com

EDN

Forbes.com

CNNmoney

SCIENTIFIC AMERICAN

PC MAGAZINE

InformationWeek

PCWORLD.COM

ARKADOS, INC

Transform Power Lines into a
Broadband and Multimedia Network

“Powerline technology holds the great promise
to bring high-speed Internet access to every
power outlet in America. What I saw today has
the potential to play a key role in meeting our
goals to expand the availability and
affordability of broadband.”

Michael Powell
FCC Chairman
August 2004

The Solution

In the News…

arkados

HOMEPLUG
POWERLINE ALLIANCE

ARKADOS, INC

Arkados – At the Nexus

Digital
      Entertainment

PLUS

…the best platform
for multimedia
home connectivity…

The Momentum

Standards Create Large Markets

Standards breed broad
market growth
worldwide

Ensures widespread
consumer recognition

Ensure greater
success through
economies of scale

Arkados’ team has
helped establish
industry standards
since 2000

SPONSOR MEMBERS

CONTRIBUTORS

Top News

Goldman Sachs, Google and Hearst invest about
$100 million in Current Communications

Current Communications is privately held

Intel, Linksys, GE, Motorola, and Samsung join the
Board of the HomePlug Powerline Alliance

Telkonet “wires” all the Trump Properties in New
York with BPL

Telkonet (TKO, Market Cap: ~ $175M)

BCE Capital (Bell Canada), Goldman Sachs, Intel
Capital, Motorola Ventures invest in Intellon

Intellon is privately held

arkados

arKados inc.

CONEXANT

Intellon No New Wires.

MAXIM

LEVITON

SHARP

SONY

ST&T

NETGEAR

LINKSYS A Division of Cisco Systems, Inc.

D-Link Building Networks for People

devolo

BELKIN

GigaFast

RadioShack Corporation

comcast

BELLSOUTH

AOL for BROADBAND

COMPUSA Where America Buys Technology

buy.com It's All Good.

clearwire

STAPLES that was easy

Office DEPOT

EarthLink

COX Communications

Fry's Electronics

circuit city

DELL

ARKADOS, INC

Powerline in Connected Media

Retailers

Service Providers
Installers

Source: HomePlug Alliance

ODMs

OEMs

SILICON

arkados

Comcast
BellSouth
Cox Communications
AOL for Broadband
EarthLink
clearwire

ARKADOS, INC

Service Providers and Powerline

SILICON

Cable modem installation using Netgear ETH adapters

DSL modem installation using BellSouth ETH adapters WiFi extension using BellSouth ETH adapters (mail out)

Remote room home networking using Linksys ETH adapters

Remote room home networking for desktops using Netgear ETH
adapters

Remote room home networking using Linksys ETH adapters (Internet broadband configurator)

WiMax antenna positioning and VoIP modem installation using
Clearwire ETH adapters

DSL modem installation using Sagem ETH adapters

Retailers

Service Providers
Installers

ODMs

OEMs

Source: HomePlug Alliance

HomePlug Specifications

The Media reports…

A great alternative to
pulling ethernet cables
through a home or office

Fewer security and
performance concerns than
wireless

PowerLine WiFi access point
is the answer to the prayers
of people trying to extend
the coverage area of a
wireless network.

Opens large new
markets

Digital Entertainment

Media Center

HDTV

“Traditional” Home
Networking

HomePlug AV

HomePlug 1.0

Arkados Products

The first-in-the-industry device that
integrates the HomePlug PHY/MAC
technology with multimedia
interfaces and application firmware
in a single chip solution.

arKados

WiFi
voip
LCD
802.11
SDRAM
set-top box
GPIO
FLASH
ENET
pc
USB
DEVICE
pc
video
monitor
VIDEO DSP
ENET
DSL/Cable
modem
camera
UART
PLC
AFE
I²S
audio
PDA

ARKADOS, INC

ArkTIC™ Family of Products
AI-1100: First-in-the-industry HomePlug SoC for
multimedia networking

Arkados Total Integration Concept

Focus: converged multimedia and
networking solutions

Turnkey hardware and software
solution

Highly integrated SoC with

HomePlug MAC/PHY

a variety of common and application
specific interfaces

a powerful CPU offering on-chip
applications and programmability

Enables OEMs and ODMs

to address a rapidly developing
market

to quickly develop digitally networked
consumer electronic products

to build new products at a
competitive cost

AI-1100

ArkTIC in Applications

Data Endpoints & Broadband Router/Gateways

Applications include Data & Gaming Networking, VoIP, Video
Surveillance, Powerline/Wi-Fi Access Points and Bridges, etc.

Arkados chip is an ideal single-chip solution for managed
networks and intelligent node design

Audio Endpoints

Applications include Audio Extensions (rear speakers, multi-
room, etc.), Whole-House Audio, Internet Cached and
Streaming Audio

Arkados chips offer synchronized audio capabilities, on-chip audio, display, infrared remote control interfaces, designed to enable flexible and cost-effective product implementation

Video Endpoints

Applications include whole-house PVR/DVR, IPTV, CCTV, etc.

Arkados chips directly support ADI’s Blackfin DSP, offering
flexible and cost-effective product implementation

Home Media
Connection Solutions

Powerline Solutions

HomePlug PHY/MAC chips

Intellon, Conexant, Maxim, Arkados

Proprietary PLC

DS2, Spidcom, Panasonic

Other solutions

Ethernet

Structured Wiring

Home PhoneLine Networking Alliance (Phone line)

Wireless Solutions (often does not cover whole house)

Multimedia Over Cable Alliance (Coax)

RJ45
ENET MAG.
ENET PHY
NVRAM
CLASS D AMP
$$$

RJ45
USB
ENET MAG.
ENET PHY
SDRAM
FLASH
CLASS D AMP
$

ARKADOS, INC

Internet Radio Product Examples
(Based on HomePlug 1.0 Silicon)

Solution Based on
Competing Chipsets

High BOM Cost

High cost of the Integration effort

Solution Based on
Arkados’ ArkTIC

Low BOM Cost

Extremely Low Integration effort:

Design is easily customizable for a wide
range of applications through optional use of
on chip interfaces (USB Host, USB Device,
I2S, Dual 10/100 Ethernet)

High degree of programmability

AFE

AC

Coupler

Power
Supply

OSC

APP SoC

MAC/PHY

AC

OSC

OSC

OSC

AFE

Coupler

Power
Supply

SDRAM

FLASH

Market Segments &
Customer Opportunities

arkados

Meter
work & internet
telephony
entertainment
smart appliances

ARKADOS, INC

Multi-Dwelling & Multi-Tenant Units

(MDU/MTU)

Media, Communications, Internet
Low-cost Command & Control

Broadband Powerline
(BPL)

Major Applications
of Powerline Communications

Segment Focus

Whole-House and Digital Audio

Infrastructure and Retrofit
Solutions

Home Networking

Branded Products and Channels

www.arkados.com

948 US Highway 22

North Plainfield, NJ 07060

Phone: (908) 769-3232

Fax: (908) 769-0206

info@arkados.com